UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 16, 2003

ARCTIC CAT INC.
(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-18607	41-1443470
(Commission File Number)	(I.R.S. Employer Identification No.)

601 Brooks Avenue South Thief River Falls, Minnesota

56701
(Address of principal executive offices)	(Zip Code)

(218)-681-8558
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On October 16, 2003, the registrant issued a press release and held a conference call regarding the registrant’s results of operations for the 2nd quarter ended September 30, 2003.  The full text of the press release and a transcript of the conference call are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K. Such Exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARCTIC CAT INC.

	By	/s/ Timothy C. Delmore
Timothy C. Delmore, Chief Financial Officer
Dated: October 20, 2003